UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2021

Osiris Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40402	85- 3636928
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

95 5th Avenue, 6th Floor New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(914) 330-3850
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	OSI.U	New York Stock Exchange
Shares of Class A common stock	OSI	New York Stock Exchange
Warrants included as part of the units	OSI WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 18, 2021, Osiris Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”). Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission (the “Commission”) on April 2, 2021 (File No. 333-254997), subsequently amended (the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements forms of which were previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated May 13, 2021, among the Company and Jefferies LLC, as representative of the underwriters.

•	A Warrant Agreement, dated May 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated May 13, 2021, among the Company, its officers and directors and the Sponsor.

•	An Investment Management Trust Agreement, dated May 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated May 13, 2021, among the Company, the Sponsor and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated May 13, 2021, between the Company and the Sponsor.

•	An Indemnification Agreement, dated May 13, 2021, between the Company and Benjamin E. Black.

•	An Indemnification Agreement, dated May 13, 2021, between the Company and Benjamin Fader-Rattner.

•	An Indemnification Agreement, dated May 13, 2021, between the Company and Anthony Martucci.

•	An Indemnification Agreement, dated May 13, 2021, between the Company and Michael Abt.

•	An Indemnification Agreement, dated May 13, 2021, between the Company and Omar Johnson.

•	An Indemnification Agreement, dated May 13, 2021, between the Company and Makan Delrahim.

•	An Indemnification Agreement, dated May 13, 2021, between the Company and Dhiren Fonseca.

•	An Indemnification Agreement, dated May 13, 2021, between the Company and Dominique Mielle.

•	An Administrative Services Agreement, dated May 13, 2021, between the Company and the Sponsor.

•	A Forward Purchase Agreement, dated May 13, 2021, by and between the Company and the Sponsor.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 6,600,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Osiris Sponsor, LLC (the “Sponsor”), generating gross proceeds to the Company of $6,600,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2021, Michael Abt, Omar Johnson, Makan Delrahim, Dhiren Fonseca and Dominique Mielle were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that each of Dhiren Fonseca, Omar Johnson, Dominique Mielle and Makan Delrahim is an “independent directors” as defined in the New York Stock Exchange (the “NYSE”) listing standards and applicable Commission rules and will serve on the audit, compensation and nominating and governance committees with Dominique Mielle serving as chairperson of the audit committee and Omar Johnson serving as chairperson of the compensation committee and Makan Delrahim serving as the chairperson of the nominating and governance committee. The members of the audit and nominating and corporate governance committees are Dhiren Fonseca, Dominique Mielle and Makan Delrahim. The members of the compensation committee are Dhiren Fonseca, Dominique Mielle and Omar Johnson.

On March 4, 2021, the Sponsor sold 40,000 shares of the Company’s Class B common stock, par value $0.0001 per share (“Founder Shares”) to each of Dhiren Fonseca and Dominique Mielle. On March 10, 2021, the Sponsor sold 359,375 Founder Shares to Omar Johnson. On March 15, 2021, the Sponsor sold 300,000 Founder Shares to Michael Abt. On March 29, 2021, the Sponsor sold 40,000 Founder Shares to Makan Delrahim. On May 13, 2021, Michael Abt and Omar Johnson forfeited 24,000 and 28,750 Founder Shares, respectively, for no consideration in connection with a reduction in the size of the Company's IPO.

Other than the foregoing, none of the directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2021, in connection with the IPO, the Company filed its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Second Amended and Restated Certificate of Incorporation are set forth in the Registration Statement are incorporated herein by reference. A copy of the Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

A total of $230,000,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 13, 2021, among the Company and Jefferies, LLC as representative of the underwriters.

3.1	Second Amended and Restated Certificate of Incorporation of Osiris Acquisition Corp.

4.1	Warrant Agreement, dated May 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated May 13, 2021, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated May 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated May 13, 2021, among the Company, the Sponsor and certain other security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated May 13, 2021, between the Company and the Sponsor.

10.5	Indemnification Agreement, dated May 13, 2021, between the Company and Benjamin E. Black.

10.6	Indemnification Agreement, dated May 13, 2021, between the Company and Benjamin Fader-Rattner.

10.7	Indemnification Agreement, dated May 13, 2021, between the Company and Anthony Martucci.

10.8	Indemnification Agreement, dated May 13, 2021, between the Company and Michael Abt.

10.9	Indemnification Agreement, dated May 13, 2021, between the Company and Omar Johnson.

10.10	Indemnification Agreement, dated May 13, 2021, between the Company and Makan Delrahim.

10.11	Indemnification Agreement, dated May 13, 2021, between the Company and Dhiren Fonseca.

10.12	Indemnification Agreement, dated May 13, 2021, between the Company and Dominique Mielle.

10.13	Administrative Services Agreement, dated May 13, 2021, between the Company and the Sponsor.

10.14	Forward Purchase Agreement, dated May 13, 2021, between the Company and the Sponsor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Osiris Acquisition Corp.

Date: May 18, 2021	By:	/s/ Anthony Martucci
		Name:	Anthony Martucci
		Title:	Chief Financial Officer and Secretary